UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08797

Name of Fund:	BlackRock Series, Inc.
BlackRock International Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series, Inc.,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 11/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Funds II

•   BlackRock Global Dividend Portfolio

BlackRock Series, Inc.

•   BlackRock International Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a strong advance. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. and other developed-market equities have room for further growth, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.38%	27.92%

U.S. small cap equities (Russell 2000® Index)	(2.60)	22.03

International equities (MSCI Europe, Australasia, Far East Index)	(3.84)	10.77

Emerging market equities (MSCI Emerging Markets Index)	(10.81)	2.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.38	(3.84)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.02	(1.15)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.67	2.22

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2021	BlackRock Global Dividend Portfolio

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

The Fund’s stock selection in information technology was the most significant detractor at the sector level. Stock selection within consumer staples and health care also detracted. Among individual stocks, the most significant detractors were infant formula maker China Feihe Ltd., financial technology provider Fidelity National Information Services, Inc., and U.K. household products company Reckitt Benckiser Group PLC. China Feihe Ltd. has experienced a number of adverse trends, including pandemic-induced reductions in birth rates, potential regulatory threats, and public health promotion of breastfeeding. Fidelity National Information Services underperformed amid concerns that other companies in the digital payments space might take away some of its market share. Reckitt Benckiser Group PLC saw upward momentum in sales diminish as pandemic-related restrictions lifted in developing countries, and it sees higher costs hurting margins going forward.

Conversely, the largest contributions to the Fund’s relative performance from a sector perspective were stock selection within industrials, a lack of exposure to materials stocks, and an underweight allocation to communication services. Among individual stocks, the most significant contributors were financial software specialist Intuit Inc., analytics specialist RELX PLC, and pharmaceutical giant Novo Nordisk A/S. Intuit benefited from improved investor sentiment during the U.S. tax season as well as the latest rotation in market leadership. RELX PLC saw its shares rise sharply following strong revenues in the first half of the year. Novo Nordisk A/S shared in the strong stock price performance across growth-oriented healthcare companies and reported substantial sales and earnings growth, as well as making smart strategic moves in the mergers and acquisitions realm.

Describe recent portfolio activity.

The most significant change in the Fund’s positioning was its reduction in the consumer staples sector, resulting from reduced exposure to China Feihe Ltd. The Fund also reduced exposure to industrials and health care, selling positions in aerospace and defense company Lockheed Martin Corp. and drugmaker Bristol-Myers Squibb respectively. Conversely, the Fund increased exposure to the utilities and consumer discretionary sectors by buying positions in Portuguese utility EDP - Energias de Portugal SA and luxury apparel company Kering SA, respectively. The Fund also boosted its exposure to financials by adding to multiple positions, such as M&T Bank Corp.

Describe portfolio positioning at period end.

The Fund’s largest overweight sector exposures were to health care, consumer staples and financials. Conversely, the Fund was underweight materials, consumer discretionary, and communication services. From a regional perspective, the majority of the portfolio was listed in North America and Europe, with large overweight exposures to the United Kingdom, France and Portugal. The largest underweight exposures were to the United States, Japan and China, despite more than 50% of the portfolio being listed in the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Global Dividend Portfolio

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(1.07)%	14.58%	N/A	9.94%	N/A	8.92%	N/A
Investor A	(1.18)	14.27	8.28%	9.65	8.48%	8.64	8.06%
Investor C	(1.60)	13.38	12.42	8.84	8.84	7.99	7.99
Class K	(1.02)	14.64	N/A	10.00	N/A	8.96	N/A
MSCI All Country World Index(c)	2.83	19.27	N/A	13.99	N/A	11.39	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the United States (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the United States).

(c)	An index that captures large- and mid-cap representation across certain developed markets certain emerging markets.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 989.30	$ 3.72		$ 1,000.00	$ 1,021.33	$ 3.78		0.75%
Investor A	1,000.00	988.20	4.96		1,000.00	1,020.08	5.04		0.99
Investor C	1,000.00	984.00	8.95		1,000.00	1,016.05	9.09		1.80
Class K	1,000.00	989.80	3.42		1,000.00	1,021.63	3.48		0.69

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	4%

Taiwan Semiconductor Manufacturing Co. Ltd.	3

AbbVie, Inc.	3

UnitedHealth Group, Inc.	3

Sanofi	3

RELX PLC	3

Novo Nordisk A/S, Class B	3

Texas Instruments, Inc.	3

Intercontinental Exchange, Inc.	3

Medtronic PLC	3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United States	56%

United Kingdom	17

France	8

Taiwan	3

Denmark	3

Portugal	3

Canada	3

China	2

Spain	1

Singapore	1

Indonesia	1

Japan	1

Mexico	1

(a)	Excludes short-term securities.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2021	BlackRock International Fund

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund underperformed its benchmark, the MSCI All Country World Index ex-U.S.

What factors influenced performance?

The primary detractors from the Fund’s relative performance were stock selection in information technology (“IT”) and financials. At the individual security level, Volkswagen AG, Locaweb Servicos de Internet SA, and Kuaishou Technology were the main detractors. Kuaishou and Volkswagen lost some of their relative strength from earlier in 2021. Investors reacted negatively to Kuaishou’s plans for further investment in overseas expansion, while Volkswagen faced auto supply chain concerns amid a shortage of semiconductors as well as uncertainty regarding electric vehicle launches in China amid weakening economic conditions there. Locaweb suffered largely from continued underperformance of Brazilian stocks on broader macroeconomic concerns.

Conversely, stock selection within the industrials, consumer discretionary, and real estate sectors were the top contributors to relative returns. At the security level, Sony Group Corp., Recruit Holdings Co., and Koninklijke DSM NV were the top relative contributors. Recruit shares were buoyed by the global recovery and labor market tightness, as well as rising vaccination rates in Japan that are benefiting its human resources and leisure businesses there. Sony participated in a strong Japanese equity market rally and was further supported by positive sentiment following Vivendi’s spinoff of Universal Music. Lastly, DSM shares rallied after the company released strong financial results that exceeded expectations.

Describe recent portfolio activity.

The Fund significantly increased its exposure to the materials sector during the period. It also made additions within the financials and health care sectors. Conversely, the Fund reduced exposure to consumer staples and communication services stocks, and it sold down its real estate exposure.

Describe portfolio positioning at period end.

The Fund’s largest sector overweight positions at period end were in industrials, materials and consumer discretionary. The largest underweights were in consumer staples, IT and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock International Fund

Performance

			Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(6.36)%	15.02%	N/A	12.83%	N/A	8.53%	N/A
Investor A	(6.53)	14.67	8.64%	12.51	11.30%	8.18	7.60%
Investor C	(6.85)	13.86	12.86	11.64	11.64	7.37	7.37
Class K	(6.39)	15.01	N/A	12.88	N/A	8.56	N/A
Class R	(6.62)	14.45	N/A	12.25	N/A	7.87	N/A

MSCI All Country World Index ex-U.S.(c)	(5.76)	9.14	N/A	9.28	N/A	6.73	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund invests primarily in stocks of companies located outside the United States.
(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 936.40	$ 3.16		$ 1,000.00	$ 1,021.81	$ 3.29		0.65%
Investor A	1,000.00	934.70	4.36		1,000.00	1,020.56	4.56		0.90
Investor C	1,000.00	931.50	7.99		1,000.00	1,016.80	8.34		1.65
Class K	1,000.00	936.10	2.91		1,000.00	1,022.06	3.04		0.60
Class R	1,000.00	933.80	5.57		1,000.00	1,019.30	5.82		1.15

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2021 (continued)	BlackRock International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Sony Group Corp.	7%
Canadian National Railway Co.	6
Recruit Holdings Co. Ltd.	4
Mastercard, Inc., Class A	4
LG Chem Ltd.	4
Barclays PLC	4
Koninklijke DSM NV	4
Intesa Sanpaolo SpA	4
Volkswagen AG, Preference Shares	4
Novo Nordisk A/S, Class B	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United States	15%
Japan	14
France	9
United Kingdom	7
Canada	7
Germany	6
China	6
Denmark	6
South Korea	4
Netherlands	4
Italy	4
Spain	4
Mexico	3
India	3
Ireland	2
Australia	2
Singapore	1
Russia	1
Iceland	1
Brazil	1

(a)	Excludes short-term securities.

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 for BlackRock International Fund and June 8, 2016 for BlackRock Global Dividend Portfolio is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock International Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares performance shown prior to the Class R Shares inception date of August 15, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

BlackRock International Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	9

Derivative Financial Instruments   (continued)

cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2021	BlackRock Global Dividend Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.6%
TELUS Corp.	1,763,875	$40,318,721

China — 1.5%
China Feihe Ltd.(a)	3,838,000	5,134,171
ENN Energy Holdings Ltd.	975,000	18,255,075

		23,389,246

Denmark — 3.2%
Novo Nordisk A/S, Class B	455,532	48,764,730

France — 8.1%
EssilorLuxottica SA	118,851	23,818,691
Kering SA	40,787	31,409,643
LVMH Moet Hennessy Louis Vuitton SE	27,261	21,198,000
Sanofi	519,702	49,404,071

		125,830,405

Indonesia — 1.1%
Bank Rakyat Indonesia Persero Tbk PT	58,959,900	16,799,860

Japan — 1.0%
KDDI Corp.	544,000	15,784,256

Mexico — 0.9%
Wal-Mart de Mexico SAB de CV	4,522,697	14,216,149

Portugal — 2.7%
EDP - Energias de Portugal SA	7,557,893	41,416,822

Singapore — 1.1%
DBS Group Holdings Ltd.	806,200	17,561,141

Spain — 1.2%
Amadeus IT Group SA(b)	289,175	18,514,604

Taiwan — 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,455,000	52,214,637

United Kingdom — 17.3%
AstraZeneca PLC	359,083	39,368,010
BAE Systems PLC	2,273,289	16,556,014
Diageo PLC	801,094	40,429,809
Prudential PLC	1,981,992	33,478,353
Reckitt Benckiser Group PLC	402,680	32,618,311
RELX PLC	1,587,660	49,269,244
Taylor Wimpey PLC	6,834,842	14,354,834
Unilever PLC	806,215	41,175,842

		267,250,417

United States — 55.5%
AbbVie, Inc.	443,867	51,168,988
American Tower Corp.	80,625	21,162,450

Security	Shares	Value

United States (continued)
Assurant, Inc.	208,705	$31,744,031
Baker Hughes Co.	523,915	12,228,176
Citizens Financial Group, Inc.	771,091	36,449,472
Comcast Corp., Class A	540,976	27,037,980
Estee Lauder Cos., Inc., Class A	50,513	16,773,852
Ferguson PLC	255,736	38,930,106
Fidelity National Information Services, Inc.	361,280	37,753,760
Hasbro, Inc.	406,477	39,391,686
Intercontinental Exchange, Inc.	360,382	47,109,135
Intuit, Inc.	52,315	34,125,074
M&T Bank Corp.	216,811	31,786,661
Medtronic PLC	428,059	45,673,895
Microsoft Corp.	185,539	61,337,338
Otis Worldwide Corp.	398,777	32,061,671
Paychex, Inc.	128,937	15,369,290
Philip Morris International, Inc.	288,728	24,813,284
Progressive Corp.	234,217	21,768,128
Raytheon Technologies Corp.	288,980	23,384,262
Schneider Electric SE	139,496	24,756,902
Synchrony Financial	501,472	22,460,931
TE Connectivity Ltd.	168,814	25,985,539
Texas Instruments, Inc.	245,094	47,148,733
UnitedHealth Group, Inc.	114,343	50,793,447
Visa, Inc., Class A	195,915	37,962,450

		859,177,241

Total Long-Term Investments — 99.6% (Cost: $1,241,864,283)		1,541,238,229

Short-Term Securities(c)(d)

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	3,861,477	3,861,477

Total Short-Term Securities — 0.3% (Cost: $3,861,477)		3,861,477

Total Investments — 99.9% (Cost: $1,245,725,760)		1,545,099,706

Other Assets Less Liabilities — 0.1%		2,190,010

Net Assets — 100.0%		$1,547,289,716

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Global Dividend Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$14,755,676	$—	$(10,894,199)	(a)	$—	$—	$3,861,477	3,861,477	$163	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$40,318,721	$—	$—	$40,318,721
China	—	23,389,246	—	23,389,246
Denmark	—	48,764,730	—	48,764,730
France	—	125,830,405	—	125,830,405
Indonesia	—	16,799,860	—	16,799,860
Japan	—	15,784,256	—	15,784,256
Mexico	14,216,149	—	—	14,216,149
Portugal	—	41,416,822	—	41,416,822
Singapore	—	17,561,141	—	17,561,141
Spain	—	18,514,604	—	18,514,604
Taiwan	—	52,214,637	—	52,214,637
United Kingdom	—	267,250,417	—	267,250,417
United States	795,490,233	63,687,008	—	859,177,241
Short-Term Securities
Money Market Funds	3,861,477	—	—	3,861,477

	$853,886,580	$691,213,126	$—	$1,545,099,706

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2021	BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.2%
Rio Tinto PLC	924,163	$56,655,019

Brazil — 1.1%
Locaweb Servicos de Internet SA(a)	12,553,056	29,496,673

Canada — 7.0%
Canadian National Railway Co.	1,168,259	148,024,895
Docebo, Inc.(b)	462,902	33,123,701

		181,148,596

China — 6.0%
Weimob, Inc.(a)(b)	30,944,000	37,173,926
Wuxi Biologics Cayman, Inc.(a)(b)	5,171,500	69,762,457
XD, Inc.(b)	8,163,600	48,507,450

		155,443,833

Denmark — 5.7%
Novo Nordisk A/S, Class B	893,582	95,658,010
Vestas Wind Systems A/S	1,491,050	50,064,655

		145,722,665

France — 8.7%
Air Liquide SA	495,788	81,875,715
L’Oreal SA	126,418	57,082,443
Sanofi	901,956	85,742,017

		224,700,175

Germany — 6.1%
Covestro AG(a)	1,083,963	61,135,985
Volkswagen AG, Preference Shares	529,686	96,771,050

		157,907,035

Iceland — 1.3%
Marel HF	5,442,013	34,685,443

India — 2.7%
Reliance Industries Ltd.	2,208,533	70,615,811

Ireland — 2.4%
Ryanair Holdings PLC, ADR(b)(c)	646,470	61,770,208

Italy — 3.8%
Intesa Sanpaolo SpA	40,599,867	97,216,757

Japan — 13.5%
Recruit Holdings Co. Ltd.	1,782,200	108,214,644
Sony Group Corp.	1,496,800	182,622,747
Toyota Motor Corp.	3,282,400	58,227,319

		349,064,710

Mexico — 3.1%
Grupo Financiero Banorte SAB de CV, Class O	13,411,419	79,896,218

Netherlands — 3.9%
Koninklijke DSM NV	461,468	99,324,744

Security	Shares	Value

Russia — 1.4%
Sberbank of Russia PJSC, ADR	2,069,716	$34,877,972

Singapore — 1.4%
Sea Ltd., ADR(b)	127,574	36,750,242

South Korea — 3.9%
LG Chem Ltd.	173,847	101,838,207

Spain — 3.6%
Cellnex Telecom SA(a)	1,567,542	92,447,236

United Kingdom — 7.1%
Barclays PLC	41,559,186	101,474,308
Farfetch Ltd., Class A(b)(c)	1,046,482	36,009,446
Prudential PLC	2,670,788	45,112,989

		182,596,743

United States — 13.0%
Airbnb, Inc., Class A(b)	185,032	31,925,421
Baker Hughes Co.	3,445,903	80,427,376
Mastercard, Inc., Class A	331,043	104,252,061
Otis Worldwide Corp.	579,932	46,626,533
Schneider Electric SE	399,445	70,891,071

		334,122,462

Total Long-Term Investments — 97.9% (Cost: $2,429,964,075)		2,526,280,749

Short-Term Securities(d)(e)

Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	45,879,416	45,879,416
SL Liquidity Series, LLC, Money Market Series, 0.14%(f)	7,818,536	7,820,100

Total Short-Term Securities — 2.1% (Cost: $53,699,516)		53,699,516

Total Investments — 100.0% (Cost: $2,483,663,591)		2,579,980,265

Other Assets Less Liabilities — 0.0%		464,334

Net Assets — 100.0%		$2,580,444,599

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock International Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$57,937,502	$—	$(12,058,086	)(a)	$—	$—	$45,879,416	45,879,416	$982		$—
SL Liquidity Series, LLC, Money Market Series	37,388,958	—	(29,564,663	)(a)	(4,195)	—	7,820,100	7,818,536	88,854	(b)	—

					$(4,195)	$—	$53,699,516		$89,836		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(55,050)	$—	$—	$(55,050)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$—	(a)
Average amounts sold — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amounts shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$56,655,019	$—	$56,655,019
Brazil	29,496,673	—	—	29,496,673
Canada	181,148,596	—	—	181,148,596
China	—	155,443,833	—	155,443,833
Denmark	—	145,722,665	—	145,722,665
France	—	224,700,175	—	224,700,175
Germany	—	157,907,035	—	157,907,035
Iceland	34,685,443	—	—	34,685,443
India	—	70,615,811	—	70,615,811
Ireland	61,770,208	—	—	61,770,208
Italy	—	97,216,757	—	97,216,757

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock International Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Japan	$—	$349,064,710	$—	$349,064,710
Mexico	79,896,218	—	—	79,896,218
Netherlands	—	99,324,744	—	99,324,744
Russia	—	34,877,972	—	34,877,972
Singapore	36,750,242	—	—	36,750,242
South Korea	—	101,838,207	—	101,838,207
Spain	—	92,447,236	—	92,447,236
United Kingdom	36,009,446	146,587,297	—	182,596,743
United States	263,231,391	70,891,071	—	334,122,462
Short-Term Securities
Money Market Funds	45,879,416	—	—	45,879,416

	$768,867,633	$1,803,292,532	$—	2,572,160,165

Investments valued at NAV(a)				7,820,100

				$2,579,980,265

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	15

Statements of Assets and Liabilities (unaudited)

November 30, 2021

	BlackRock Global Dividend Portfolio	BlackRock International Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,541,238,229	$2,526,280,749
Investments at value — affiliated(c)	3,861,477	53,699,516
Foreign currency, at value(d)	360,079	1,751,784
Receivables:
Investments sold	17,199,897	—
Securities lending income — affiliated	—	2,212
Capital shares sold	1,729,143	12,552,781
Dividends — affiliated	27	192
Dividends — unaffiliated	3,698,343	2,360,107
From the Manager	—	122,945
Prepaid expenses	58,866	174,095

Total assets	1,568,146,061	2,596,944,381

LIABILITIES
Bank overdraft	—	18,114
Collateral on securities loaned at value	—	7,830,382
Payables:
Investments purchased	17,390,827	—
Administration fees	79,713	—
Capital shares redeemed	2,058,017	4,761,197
Deferred foreign capital gain tax	—	1,855,769
Investment advisory fees	773,799	1,254,459
Directors’ and Officer’s fees	4,899	2,997
Other accrued expenses	369,126	649,740
Other affiliate fees	24,623	5,475
Service and distribution fees	155,341	121,649

Total liabilities	20,856,345	16,499,782

NET ASSETS	$1,547,289,716	$2,580,444,599

NET ASSETS CONSIST OF
Paid-in capital	$1,265,032,766	$2,430,212,797
Accumulated earnings	282,256,950	150,231,802

NET ASSETS	$1,547,289,716	$2,580,444,599

(a) Investments, at cost — unaffiliated	$1,241,864,283	$2,429,964,075
(b) Securities loaned, at value	$—	$7,190,536
(c) Investments, at cost — affiliated	$3,861,477	$53,699,516
(d) Foreign currency, at cost	$359,822	$1,740,938

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2021

	BlackRock Global Dividend Portfolio		BlackRock International Fund

NET ASSET VALUE

Institutional
Net assets		$907,916,651	$1,623,035,182

Shares outstanding		75,518,602	72,895,861

Net asset value		$12.02	$22.27

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Investor A
Net assets		$504,765,994	$503,626,344

Shares outstanding		42,160,656	23,203,770

Net asset value		$11.97	$21.70

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Investor C
Net assets		$52,702,148	$11,888,649

Shares outstanding		4,421,550	594,544

Net asset value		$11.92	$20.00

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Class K
Net assets		$81,904,923	$436,351,854

Shares outstanding		6,800,798	19,590,438

Net asset value		$12.04	$22.27

Shares authorized		Unlimited	2 billion

Par value		$0.001	$0.0001

Class R
Net assets	$	N/A	$5,542,570

Shares outstanding		N/A	254,415

Net asset value	$	N/A	$21.79

Shares authorized		N/A	100 million

Par value	$	N/A	$0.0001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Operations (unaudited)

Six Months Ended November 30, 2021

	BlackRock Global Dividend Portfolio	BlackRock International Fund

INVESTMENT INCOME
Dividends — unaffiliated	$15,160,026	$17,015,586
Dividends — affiliated	163	982
Securities lending income — affiliated — net	—	88,854
Non-cash dividends — unaffiliated	1,288,726	1,701,615
Foreign taxes withheld	(340,792)	(1,974,991)
Foreign withholding tax claims	874,149	—

Total investment income	16,982,272	16,832,046

EXPENSES
Investment advisory	4,713,024	6,488,129
Service and distribution — class specific	963,399	820,711
Transfer agent — class specific	579,447	1,224,537
Administration	323,052	—
Administration — class specific	162,278	—
Professional	70,425	71,326
Accounting services	60,655	76,894
Registration	46,536	87,314
Custodian	46,468	110,984
Directors and Officer	6,108	6,053
Miscellaneous	33,463	34,866

Total expenses	7,004,855	8,920,814
Less:
Fees waived and/or reimbursed by the Manager	(653)	(138,834)
Transfer agent fees waived and/or reimbursed — class specific	—	(740,516)

Total expenses after fees waived and/or reimbursed	7,004,202	8,041,464

Net investment income	9,978,070	8,790,582

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	21,086,327	54,972,616
Investments — affiliated	—	(4,195)
Forward foreign currency exchange contracts	—	(55,050)
Foreign currency transactions	56,441	(759,178)

	21,142,768	54,154,193

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(47,663,170)	(236,454,064	)(a)
Foreign currency translations	(240,477)	(51,887)

	(47,903,647)	(236,505,951)

Net realized and unrealized loss	(26,760,879)	(182,351,758)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,782,809)	$(173,561,176)

(a)	Net of deferred foreign capital gain tax of $1,855,769.

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Global Dividend Portfolio

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,978,070	$32,084,291
Net realized gain	21,142,768	316,319,132
Net change in unrealized appreciation (depreciation)	(47,903,647)	105,356,505

Net increase (decrease) in net assets resulting from operations	(16,782,809)	453,759,928

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(154,266,205)	(52,917,251)
Investor A	(83,777,000)	(25,204,819)
Investor C	(9,526,749)	(5,335,499)
Class K	(13,279,507)	(4,198,323)

Decrease in net assets resulting from distributions to shareholders	(260,849,461)	(87,655,892)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	167,796,720	(161,092,445)

NET ASSETS
Total increase (decrease) in net assets	(109,835,550)	205,011,591
Beginning of period	1,657,125,266	1,452,113,675

End of period	$1,547,289,716	$1,657,125,266

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets  (continued)

	BlackRock International Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,790,582	$9,120,228
Net realized gain	54,154,193	106,734,850
Net change in unrealized appreciation (depreciation)	(236,505,951)	281,329,461

Net increase (decrease) in net assets resulting from operations	(173,561,176)	397,184,539

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(46,815,867)	(996,567)
Investor A	(29,913,092)	(914,695)
Investor C	(543,240)	—
Class K	(11,151,730)	(301,289)
Class R	(247,697)	(1,630)

Decrease in net assets resulting from distributions to shareholders	(88,671,626)	(2,214,181)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,115,469,855	691,808,927

NET ASSETS
Total increase in net assets	853,237,053	1,086,779,285
Beginning of period	1,727,207,546	640,428,261

End of period	$2,580,444,599	$1,727,207,546

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio

	Institutional

	Six Months Ended			Period from
	11/30/21		Year Ended	08/01/19		Year Ended July 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Net asset value, beginning of period	$14.37		$11.34	$12.60		$12.94	$13.27	$12.43	$12.12

Net investment income(a)	0.09		0.28	0.28		0.33	0.35	0.30	0.30
Net realized and unrealized gain (loss)		(0.21)	3.50	(0.65)		0.10	0.27	0.86	0.48

Net increase (decrease) from investment operations		(0.12)	3.78	(0.37)		0.43	0.62	1.16	0.78

Distributions(b)
From net investment income		(0.16)	(0.29)	(0.23)		(0.35)	(0.35)	(0.30)	(0.29)
From net realized gain		(2.07)	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)	(0.18)

Total distributions		(2.23)	(0.75)	(0.89)		(0.77)	(0.95)	(0.32)	(0.47)

Net asset value, end of period	$12.02		$14.37	$11.34		$12.60	$12.94	$13.27	$12.43

Total Return(c)
Based on net asset value	(1.07	)%(d)	34.34%	(3.40	)%(d)	3.75%	4.76%	9.53%	6.73%

Ratios to Average Net Assets
Total expenses(e)	0.75	%(f)	0.75%	0.74	%(f)	0.74%	0.72%	0.74%	0.74%

Total expenses after fees waived and/or reimbursed(e)	0.75	%(f)	0.75%	0.74	%(f)	0.74%	0.72%	0.73%	0.74%

Net investment income(e)	1.35	%(f)	2.22%	2.75	%(f)	2.69%	2.64%	2.37%	2.56%

Supplemental Data
Net assets, end of period (000)	$907,917		$970,768	$835,194		$1,089,388	$1,619,539	$1,969,274	$1,484,674

Portfolio turnover rate		20%	86%	28%		20%	30%	18%	31%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from
	11/30/21		Year Ended	08/01/19		Year Ended July 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Investments in underlying funds		—%	—%	—%		—%	—%	0.01%	0.01%

(f) Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor A

	Six Months Ended			Period from
	11/30/21		Year Ended	08/01/19		Year Ended July 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Net asset value, beginning of period	$14.31		$11.30	$12.55		$12.89	$13.23	$12.39	$12.08

Net investment income(a)	0.07		0.25	0.25		0.30	0.31	0.26	0.27
Net realized and unrealized gain (loss)		(0.20)	3.47	(0.64)		0.10	0.27	0.86	0.47

Net increase (decrease) from investment operations		(0.13)	3.72	(0.39)		0.40	0.58	1.12	0.74

Distributions(b)
From net investment income		(0.14)	(0.25)	(0.20)		(0.32)	(0.32)	(0.26)	(0.25)
From net realized gain		(2.07)	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)	(0.18)

Total distributions		(2.21)	(0.71)	(0.86)		(0.74)	(0.92)	(0.28)	(0.43)

Net asset value, end of period	$11.97		$14.31	$11.30		$12.55	$12.89	$13.23	$12.39

Total Return(c)
Based on net asset value	(1.18	)%(d)	33.94%	(3.54	)%(d)	3.47%	4.42%	9.24%	6.47%

Ratios to Average Net Assets
Total expenses(e)	0.99	%(f)	1.01%	1.00	%(f)	1.01%	0.99%	1.01%	1.02%

Total expenses after fees waived and/or reimbursed(e)	0.99	%(f)	1.01%	1.00	%(f)	1.01%	0.99%	1.01%	1.01%

Net investment income(e)	1.10	%(f)	1.98%	2.49	%(f)	2.45%	2.40%	2.06%	2.30%

Supplemental Data
Net assets, end of period (000)	$504,766		$536,593	$378,291		$438,060	$492,173	$543,023	$672,554

Portfolio turnover rate		20%	86%	28%		20%	30%	18%	31%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from
	11/30/21		Year Ended	08/01/19		Year Ended July 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Investments in underlying funds		—%	—%	—%		—%	—%	0.01%	0.01%

(f) Annualized.

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor C

	Six Months Ended			Period from
	11/30/21		Year Ended	08/01/19		Year Ended July 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Net asset value, beginning of period	$14.23		$11.23	$12.47		$12.81	$13.15	$12.32	$12.02

Net investment income(a)	0.02		0.14	0.17		0.21	0.22	0.17	0.18
Net realized and unrealized gain (loss)		(0.20)	3.47	(0.62)		0.09	0.26	0.85	0.47

Net increase (decrease) from investment operations		(0.18)	3.61	(0.45)		0.30	0.48	1.02	0.65

Distributions(b)
From net investment income		(0.06)	(0.15)	(0.13)		(0.22)	(0.22)	(0.17)	(0.17)
From net realized gain		(2.07)	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)	(0.18)

Total distributions		(2.13)	(0.61)	(0.79)		(0.64)	(0.82)	(0.19)	(0.35)

Net asset value, end of period	$11.92		$14.23	$11.23		$12.47	$12.81	$13.15	$12.32

Total Return(c)
Based on net asset value	(1.60	)%(d)	32.95%	(4.10	)%(d)	2.69%	3.64%	8.39%	5.63%

Ratios to Average Net Assets
Total expenses(e)	1.80	%(f)	1.77%	1.75	%(f)	1.76%	1.73%	1.76%	1.77%

Total expenses after fees waived and/or reimbursed(e)	1.80	%(f)	1.77%	1.75	%(f)	1.76%	1.73%	1.76%	1.77%

Net investment income(e)	0.29	%(f)	1.17%	1.75	%(f)	1.69%	1.65%	1.35%	1.54%

Supplemental Data
Net assets, end of period (000)	$52,702		$67,805	$172,131		$256,960	$329,207	$386,971	$441,110

Portfolio turnover rate		20%	86%	28%		20%	30%	18%	31%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from
	11/30/21		Year Ended	08/01/19		Year Ended July 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Investments in underlying funds		—%	—%	—%		—%	—%	0.01%	0.01%

(f) Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Class K

	Six Months Ended			Period from					Period from
	11/30/21		Year Ended	08/01/19		Year Ended July 31,			06/08/16	(a)

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	to 07/31/16

Net asset value, beginning of period	$14.39		$11.36	$12.62		$12.96	$13.28	$12.44	$12.13

Net investment income(b)	0.09		0.29	0.28		0.34	0.39	0.30	0.02
Net realized and unrealized gain (loss)	(0.20)		3.49	(0.65)		0.09	0.24	0.87	0.37

Net increase (decrease) from investment operations	(0.11)		3.78	(0.37)		0.43	0.63	1.17	0.39

Distributions(c)
From net investment income	(0.17)		(0.29)	(0.23)		(0.35)	(0.35)	(0.31)		(0.08)
From net realized gain	(2.07)		(0.46)	(0.66)		(0.42)	(0.60)	(0.02)	—

Total distributions	(2.24)		(0.75)	(0.89)		(0.77)	(0.95)	(0.33)		(0.08)

Net asset value, end of period	$12.04		$14.39	$11.36		$12.62	$12.96	$13.28	$12.44

Total Return(d)
Based on net asset value	(1.02	)%(e)	34.36%	(3.36	)%(e)	3.79%	4.81%	9.60%	3.24	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.69	%(g)	0.68%	0.69	%(g)	0.70%	0.66%	0.67%	1.15	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.69	%(g)	0.68%	0.69	%(g)	0.70%	0.66%	0.67%	1.14	%(g)

Net investment income(f)	1.42	%(g)	2.30%	2.83	%(g)	2.75%	3.08%	2.42%	2.25	%(g)

Supplemental Data
Net assets, end of period (000)	$81,905		$81,959	$66,498		$78,860	$94,364	$35,715	$205

Portfolio turnover rate	20%		86%	28%		20%	30%	18%	31	%(h)

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Six Months Ended				Period from					Period from
11/30/21			Year Ended	08/01/19		Year Ended July 31,			06/08/16	(a)

(unaudited)			05/31/21	to 05/31/20		2019	2018	2017	to 07/31/16

Investments in underlying funds	—%		—%	—%		—%	—%	0.01%		0.01%

(g) Annualized.
(h) Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Fund

	Institutional

	Six Months Ended			Period from
	11/30/21		Year Ended	11/01/19		Year Ended October 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Net asset value, beginning of period	$24.93		$15.99	$16.94		$15.18	$17.17	$14.03		$14.23

Net investment income(a)	0.11		0.27	0.03		0.23	0.29	0.24		0.22
Net realized and unrealized gain (loss)		(1.64)	8.74	(0.78)		1.78	(2.03)	3.12		(0.33)

Net increase (decrease) from investment operations		(1.53)	9.01	(0.75)		2.01	(1.74)	3.36		(0.11)

Distributions
From net investment income(b)		(0.10)	(0.07)	(0.20)		(0.25)	(0.25)	(0.22)		(0.09)
From net realized gain		(1.03)	—	—		—	—	—		—

Total distributions		(1.13)	(0.07)	(0.20)		(0.25)	(0.25)	(0.22)		(0.09)

Net asset value, end of period	$22.27		$24.93	$15.99		$16.94	$15.18	$17.17		$14.03

Total Return(c)
Based on net asset value	(6.36	)%(d)	56.46%	(4.53	)%(d)	13.57%	(10.33)%	24.36%		(0.76)%

Ratios to Average Net Assets
Total expenses(e)	0.72	%(f)	0.83%	1.02	%(f)	1.04%	0.95%	1.10	%(g)(h)	1.26	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	0.65	%(f)	0.67%	0.89	%(f)	0.89%	0.91%	1.00	%(g)(h)	1.00	%(g)(h)

Net investment income(e)	0.89	%(f)	1.24%	0.31	%(f)	1.48%	1.68%	1.53	%(g)(h)	1.60	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$1,623,035		$876,037	$200,623		$186,318	$178,081	$166,510		$114,863

Portfolio turnover rate		37%	77%	75%		114%	102%	101	%(i)	84	%(j)

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from
	11/30/21		Year Ended	11/01/19		Year Ended October 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Investments in underlying funds		—%	0.01%	—%		0.01%	0.01%	0.01%		—%

(f) Annualized.
(g) Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h) Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i) Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j) Portfolio turnover rate of the Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Investor A

	Six Months Ended			Period from
	11/30/21		Year Ended	11/01/19		Year Ended October 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Net asset value, beginning of period	$24.34		$15.62	$16.55		$14.84	$16.75	$13.71		$13.90

Net investment income(a)	0.05		0.15	0.00		0.18	0.23	0.17		0.16
Net realized and unrealized gain (loss)		(1.59)	8.61	(0.76)		1.74	(1.96)	3.05		(0.31)

Net increase (decrease) from investment operations		(1.54)	8.76	(0.76)		1.92	(1.73)	3.22		(0.15)

Distributions
From net investment income(b)		(0.07)	(0.04)	(0.17)		(0.21)	(0.18)	(0.18)		(0.04)
From net realized gain		(1.03)	—	—		—	—	—		—

Total distributions		(1.10)	(0.04)	(0.17)		(0.21)	(0.18)	(0.18)		(0.04)

Net asset value, end of period	$21.70		$24.34	$15.62		$16.55	$14.84	$16.75		$13.71

Total Return(c)
Based on net asset value	(6.53	)%(d)	56.12%	(4.70	)%(d)	13.24%	(10.48)%	23.77%		(1.10)%

Ratios to Average Net Assets
Total expenses(e)	1.02	%(f)	1.12%	1.29	%(f)	1.34%	1.27%	1.45	%(g)(h)	1.64	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	0.90	%(f)	0.93%	1.14	%(f)	1.14%	1.19%	1.37	%(g)(h)	1.38	%(g)(h)

Net investment income(e)	0.46	%(f)	0.76%	0.05	%(f)	1.19%	1.38%	1.15	%(g)(h)	1.21	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$503,626		$631,316	$367,092		$381,389	$285,527	$336,934		$307,992

Portfolio turnover rate		37%	77%	75%		114%	102%	101	%(i)	84	%(j)

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from
	11/30/21		Year Ended	11/01/19		Year Ended October 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Investments in underlying funds		—%	0.01%	—%		0.01%	0.01%	0.01%		—%

(f) Annualized.
(g) Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h) Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i) Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j) Portfolio turnover rate of the Portfolio.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Investor C

	Six Months Ended			Period from

	11/30/21		Year Ended	11/01/19		Year Ended October 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Net asset value, beginning of period	$22.54		$14.55	$15.40		$13.77	$15.52	$12.67		$12.94

Net investment income (loss)(a)		(0.02)	(0.09)	(0.07)		0.06	0.09	0.04		0.02
Net realized and unrealized gain (loss)		(1.47)	8.08	(0.71)		1.65	(1.84)	2.83		(0.29)

Net increase (decrease) from investment operations		(1.49)	7.99	(0.78)		1.71	(1.75)	2.87		(0.27)

Distributions
From net investment income(b)		(0.02)	—	(0.07)		(0.08)	—	(0.02)		—
From net realized gain		(1.03)	—	—		—	—	—		—

Total distributions		(1.05)	—	(0.07)		(0.08)	—	(0.02)		—

Net asset value, end of period	$20.00		$22.54	$14.55		$15.40	$13.77	$15.52		$12.67

Total Return(c)
Based on net asset value	(6.85	)%(d)	54.92%	(5.12	)%(d)	12.49%	(11.28)%	22.69%		(2.09)%

Ratios to Average Net Assets
Total expenses(e)	1.81	%(f)	2.02%	2.18	%(f)	2.25%	2.15%	2.35	%(g)(h)	2.54	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.65	%(f)	1.74%	1.89	%(f)	1.89%	2.00%	2.31	%(g)(h)	2.42	%(g)(h)

Net investment income (loss)(e)	(0.22	)%(f)	(0.51)%	(0.76	)%(f)	0.43%	0.54%	0.26	%(g)(h)	0.19	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$11,889		$10,874	$39,891		$53,396	$50,344	$72,478		$110,527

Portfolio turnover rate		37%	77%	75%		114%	102%	101	%(i)	84	%(j)

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)  Aggregate total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from

	11/30/21		Year Ended	11/01/19		Year Ended October 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Investments in underlying funds		—%	0.01%	—%		0.01%	0.01%	0.01%		—%

(f)   Annualized.

(g)  Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.

(h)  Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

(i)   Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.

(j)   Portfolio turnover rate of the Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Class K

	Six Months Ended			Period from			Period from
	11/30/21		Year Ended	11/01/19		Year Ended	01/25/18	(a)
	(unaudited)		05/31/21	to 05/31/20		10/31/19	to 10/31/18

Net asset value, beginning of period	$24.94		$15.99	$16.95		$15.20	$19.02

Net investment income(b)	0.12		0.28	0.04		0.25	0.27
Net realized and unrealized gain (loss)		(1.66)	8.75		(0.79)	1.77		(4.09)

Net increase (decrease) from investment operations		(1.54)	9.03		(0.75)	2.02		(3.82)

Distributions
From net investment income(c)		(0.10)	(0.08)		(0.21)	(0.27)	—
From net realized gain		(1.03)	—	—		—	—

Total distributions		(1.13)	(0.08)		(0.21)	(0.27)	—

Net asset value, end of period	$22.27		$24.94	$15.99		$16.95	$15.20

Total Return(d)
Based on net asset value	(6.39	)%(e)	56.60%	(4.54	)%(e)	13.61%	(20.08	)%(e)

Ratios to Average Net Assets
Total expenses(f)	0.62	%(g)	0.66%	0.85	%(g)	0.90%	0.83	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.60	%(g)	0.61%	0.83	%(g)	0.84%	0.80	%(g)

Net investment income(f)	0.98	%(g)	1.29%	0.48	%(g)	1.58%	2.10	%(g)

Supplemental Data
Net assets, end of period (000)	$436,352		$203,250	$27,572		$16,983	$3,353

Portfolio turnover rate		37%	77%		75%	114%	102	%(h)

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Aggregate total return.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from			Period from
	11/30/21		Year Ended	11/01/19		Year Ended	01/25/18	(a)
	(unaudited)		05/31/21	to 05/31/20		10/31/19	to 10/31/18

Investments in underlying funds		—%	0.01%		—%	0.01%		0.01%

(g) Annualized. (h) Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Class R

	Six Months Ended			Period from

	11/30/21		Year Ended	11/01/19		Year Ended October 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Net asset value, beginning of period	$24.43		$15.69	$16.56		$14.83	$16.73	$13.68		$13.88

Net investment income (loss)(a)	0.03		0.08		(0.03)	0.14	0.19	0.13		0.12
Net realized and unrealized gain (loss)		(1.60)	8.67		(0.77)	1.76	(1.97)	3.05		(0.32)

Net increase (decrease) from investment operations		(1.57)	8.75		(0.80)	1.90	(1.78)	3.18		(0.20)

Distributions
From net investment income(b)		(0.04)	(0.01)		(0.07)	(0.17)	(0.12)	(0.13)		—
From net realized gain		(1.03)	—	—		—	—	—		—

Total distributions		(1.07)	(0.01)		(0.07)	(0.17)	(0.12)	(0.13)		—

Net asset value, end of period	$21.79		$24.43	$15.69		$16.56	$14.83	$16.73		$13.68

Total Return(c)
Based on net asset value	(6.62	)%(d)	55.76%	(4.85	)%(d)	12.99%	(10.73)%	23.44%		(1.44)%

Ratios to Average Net Assets
Total expenses(e)	1.38	%(f)	1.29%	1.54	%(f)	1.60%	1.51%	1.74	%(g)(h)	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.15	%(f)	1.19%	1.39	%(f)	1.39%	1.43%	1.66	%(g)(h)	1.70	%(g)(h)

Net investment income (loss)(e)	0.26	%(f)	0.41%	(0.33	)%(f)	0.94%	1.13%	0.87	%(g)(h)	0.90	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$5,543		$5,730	$5,250		$10,292	$16,624	$22,132		$20,819

Portfolio turnover rate		37%	77%		75%	114%	102%	101	%(i)	84	%(j)

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Aggregate total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from
	11/30/21		Year Ended	11/01/19		Year Ended October 31,

	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Investments in underlying funds		—%	0.01%		—%	0.01%	0.01%	0.01%		—%

(f)   Annualized.

(g)  Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.

(h)  Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

(i)   Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.

(j)   Portfolio turnover rate of the Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) and BlackRock Series, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Global Dividend Portfolio and BlackRock International Fund (collectively, the “Funds” or individually, a “Fund”) are series of the Trust and the Corporation, respectively.

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Global Dividend Portfolio	Global Dividend Portfolio	Diversified
BlackRock International Fund	International Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2021, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of International Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

International Fund
Credit Suisse Securities (USA) LLC	$700,707	$(700,707)	$—	$—
State Street Bank & Trust Co	6,489,829	(6,489,829)	—	—

	$7,190,536	$(7,190,536)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

International Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Global Dividend Portfolio pays the Manager a monthly fee, based on the average daily net assets that are attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Investment Advisory Fees

Average Daily Net Assets	Global Dividend Portfolio

First $1 billion	0.600%
$1 billion - $2 billion	0.550
$2 billion - $3 billion	0.525
Greater than $3 billion	0.500

Investment Advisory Fees

Average Daily Net Assets	International Fund

First $1 billion	0.600%
$1 billion - $3 billion	0.560
$3 billion - $5 billion	0.540
$5 billion - $10 billion	0.520
Greater than $10 billion	0.510

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Global Dividend Portfolio		International Fund

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	—	0.25%	—
Investor C	0.25	0.75%	0.25	0.75%
Class R	N/A	N/A	0.25	0.25

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Global Dividend Portfolio	$660,885	$302,514	$—	$963,399
International Fund	747,622	58,745	14,344	820,711

Administration: The Trust, on behalf of Global Dividend Portfolio, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Global Dividend Portfolio	$ 94,925	$ 52,868	$ 6,067	$ 8,418	$ 162,278

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2021, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Global Dividend Portfolio	$ 1,316	$ 5,830	$ 2,340	$ 76	$ —	$ 9,562
International Fund	1,731	2,477	491	56	43	4,798

For the six months ended November 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Global Dividend Portfolio	$ 346,076	$ 189,223	$ 38,586	$ 5,562	$ —	$ 579,447
International Fund	723,260	476,852	12,186	4,603	7,636	1,224,537

Other Fees: For the six months ended November 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Global Dividend Portfolio	$7,585
International Fund	24,771

For the six months ended November 30, 2021, affiliates received CDSCs as follows:

Share Class	Global Dividend Portfolio	International Fund

Investor A	$426	$27,565
Investor C	1,325	503

	$1,751	$28,068

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived

Global Dividend Portfolio	$ 653
International Fund	4,199

With respect to Global Dividend Portfolio, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through June 30, 2023. With respect to International Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2021, there were no fees waived by the Manager pursuant to these arrangements.

With respect to International Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K	Class R

0.65%	0.90%	1.65%	0.60%	1.15%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of International Fund. For the six months ended November 30, 2021, the Manager waived and/or reimbursed investment advisory fees of $134,635, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. For the six months ended November 30, 2021, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

International Fund	$395,124	$325,722	$8,871	$4,603	$6,196	$740,516

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2021, the Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

International Fund	$19,097

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2021, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s/the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Global Dividend Portfolio	$315,324,275	$384,925,517
International Fund	1,811,749,310	807,716,083

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2021, International Fund had non-expiring capital loss carryforwards, subject to limitations, available to offset future realized capital gains of $5,031,475.

As of November 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Global Dividend Portfolio	International Fund

Tax cost	$1,251,756,451	$2,485,780,139

Gross unrealized appreciation	$324,434,328	$237,434,000
Gross unrealized depreciation	(31,091,073)	(143,233,874)

Net unrealized appreciation (depreciation)	$293,343,255	$94,200,126

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2021, the Funds did not borrow under the credit agreement.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Global Dividend Portfolio

Institutional

Shares sold	6,978,772	$91,289,720	11,941,156	$147,487,324

Shares issued in reinvestment of distributions	9,099,984	113,818,317	3,120,975	39,016,710

Shares redeemed	(8,111,997)	(104,364,744)	(21,139,425)	(265,612,265)

	7,966,759	$100,743,293	(6,077,294)	$(79,108,231)

Investor A

Shares sold and automatic conversion of shares	2,156,600	$28,184,770	11,216,382	$138,296,794

Shares issued in reinvestment of distributions	6,134,036	76,374,857	1,827,261	22,797,307

Shares redeemed	(3,622,112)	(46,731,774)	(9,029,676)	(112,854,572)

	4,668,524	$57,827,853	4,013,967	$48,239,529

Investor C

Shares sold	164,196	$2,116,061	367,349	$4,712,752

Shares issued in reinvestment of distributions	741,301	9,188,349	411,371	5,079,138

Shares redeemed and automatic conversion of shares	(1,250,208)	(16,128,251)	(11,345,830)	(138,030,289)

	(344,711)	$(4,823,841)	(10,567,110)	$(128,238,399)

Class K

Shares sold	704,210	$9,277,525	1,391,315	$17,597,545

Shares issued in reinvestment of distributions	1,059,932	13,276,680	335,023	4,197,778

Shares redeemed	(657,092)	(8,504,790)	(1,885,988)	(23,780,667)

	1,107,050	$14,049,415	(159,650)	$(1,985,344)

	13,397,622	$167,796,720	(12,790,087)	$(161,092,445)

International Fund

Institutional

Shares sold	42,735,390	$1,023,816,046	27,034,494	$625,066,734

Shares issued in reinvestment of distributions	1,726,734	40,353,770	43,037	879,978

Shares redeemed	(6,704,186)	(160,100,316)	(4,485,453)	(93,458,083)

	37,757,938	$904,069,500	22,592,078	$532,488,629

Investor A

Shares sold and automatic conversion of shares	5,648,605	$132,511,511	8,574,217	$177,712,539

Shares issued in reinvestment of distributions	1,230,051	28,045,170	41,931	851,622

Shares redeemed	(9,612,907)	(225,190,422)	(6,173,229)	(120,435,616)

	(2,734,251)	$(64,633,741)	2,442,919	$58,128,545

Investor C

Shares sold	185,573	$4,036,304	239,752	$4,862,688

Shares issued in reinvestment of distributions	24,209	509,838	—	—

Shares redeemed and automatic conversion of shares	(97,684)	(2,108,777)	(2,499,205)	(41,912,505)

	112,098	$2,437,365	(2,259,453)	$(37,049,817)

Class K

Shares sold	12,084,765	$288,738,134	7,040,906	$153,263,519

Shares issued in reinvestment of distributions	477,181	11,151,730	14,681	301,289

Shares redeemed	(1,122,040)	(26,742,724)	(629,055)	(13,542,456)

	11,439,906	$273,147,140	6,426,532	$140,022,352

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

International Fund (continued)

Class R

Shares sold	66,502	$1,569,177	88,503	$1,744,641

Shares issued in reinvestment of distributions	10,812	247,696	80	1,630

Shares redeemed	(57,493)	(1,367,282)	(188,465)	(3,527,053)

	19,821	$449,591	(99,882)	$(1,780,782)

	46,595,512	$1,115,469,855	29,102,194	$691,808,927

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds II (the “Trust”), on behalf of BlackRock Global Dividend Portfolio, and BlackRock Series, Inc. (the “Corporation”), on behalf of BlackRock International Fund, have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Global Dividend Portfolio and BlackRock International Fund (the “Funds”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust and the Board of Directors (the “Board”) of the Corporation, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

The Bank of New York Mellon (a)

New York, NY 10286

Brown Brothers Harriman & Co. (b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/Corporation

100 Bellevue Parkway

Wilmington, DE 19809

(a) For BlackRock Global Dividend Portfolio

(b) For BlackRock International Fund

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	43

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLINT-11/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series, Inc.

Date: February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series, Inc.

Date: February 2, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Series, Inc.

Date: February 2, 2022

4